BASIN EXPLORATION, INC.

               NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


I.        PURPOSE

          Basin Exploration Inc. Non-employee Director's Stock Option Plan (the "Plan") provides for the grant of Stock Options to Non-employee Directors of Basin Exploration, Inc. (the "Company") in order to encourage and provide incentives for high level performance by its Non-employee Directors.

II.       NON-INCENTIVE STOCK OPTIONS

          The Stock Options granted under the Plan shall be nonstatutory stock options ("NSOs") which are intended to be options that do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

III.      ADMINISTRATION

          3.1  Committee.  The Plan shall be administered by the Board
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of Directors of the Company (the "Board") or by a committee of such
Board members or other persons as may be appointed by the Board. The Committee or the Board, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Option granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order to conform to any regulation or to any change in any law or regulation applicable thereto. However, the Committee shall have no authority, discretion or power to select the Directors who will receive any Stock Option, determine the number of shares to be issued hereunder or the time at which such Stock Options are to be granted, establish the duration of the Stock Options or alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan subject to the provisions of the Plan. The Board of Directors may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the Board of Directors whenever the Board is discharging the powers and responsibilities of the Committee.

          3.2  Actions of Committee.  All actions taken and all
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interpretations and determinations made by the Committee in good faith
(including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

IV.       DEFINITIONS

          4.1  "Stock Option."  A Stock Option is the right granted
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under the Plan to a Non-employee Director to purchase, at such time or times and at such price or prices ("Option Price") as are determined pursuant to the Plan, the number of shares of Common Stock determined pursuant to the Plan.

          4.2  "Common Stock."  A share of Common Stock means a share
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of authorized but unissued or reacquired Common Stock (par value $.01 per share) of the Company.

          4.3  "Fair Market Value."  If the Common Stock is not traded
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publicly, the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Board or the Committee after such consultation with outside legal, accounting and other experts as the Board or the Committee may deem advisable, and the Board or the Committee shall maintain a written record of its method of determining such value. If the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers through NASDAQ (its automated system for reporting quotes), for the date in question or, if the Common Stock is listed on the NASDAQ National Market System or is listed on a national stock exchange, the officially quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question.

          4.4  "Non-employee Director".  A Non-employee Director is a
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Member of the Board of Directors of the Company who is not also an employee of the Company or any of its subsidiaries.

          4.5  "Participant".  A Participant is a Non-employee
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Director to whom a Stock Option is granted.

V.        OPTION GRANTS

          5.1  Number of Shares.  Upon the initial election or
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appointment of a Non-employee Director to the Company's Board of
Directors, the Non-employee Director shall be granted a Stock Option to purchase 10,000 shares of Common Stock (subject to adjustment pursuant to Section 6.2 hereof) effective as of the date such person is elected or appointed to the Board of Directors, which shall vest

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in equal installments on the first, second and third anniversaries of election or appointment to the Board; provided, however, that no such Stock Options shall be granted hereunder until the Company's registration statement with respect to the initial public offering of its shares is declared effective by the Securities and Exchange Commission. In addition, each Non-employee Director shall be granted a Stock Option to purchase 2,500 shares of Common Stock (subject to adjustment pursuant to Section 6.2 hereof) effective as of each anniversary date of such Directors' election to the board, which option shall vest one year from the date of grant.

          5.2  Price.  The purchase price per share of Common Stock
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for the shares to be purchased pursuant to the exercise of any Stock
Option shall be 100% of the Fair Market Value of a share of Common Stock on the date on which the Non-employee Director is granted the Stock Option.

          5.3  Other Terms.  Except for the limitations set forth in
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Sections 5.1, 5.2 and 7.1, the terms and provisions of Stock Options shall be as determined from time to time by the Committee, and each Stock Option issued may contain terms and provisions different from other Stock Options granted to the same or other Stock Option recipients. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of the Plan.

VI.       SHARES OF COMMON STOCK SUBJECT TO THE PLAN

          6.1  Maximum Number.  The maximum aggregate number of shares
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of Common Stock that may be made subject to Stock Options shall be
100,000 authorized but unissued shares. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

          6.2  Capital Changes.  In the event any changes are made to
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the shares of Common Stock (whether by reason of merger,
consolidation, reorganization, recapitalization, stock dividend in excess of ten percent (10%) at any single time, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in:
(i) the number of shares of Common Stock theretofore made subject to Stock Options, and in the purchase price of said shares; and (ii) the aggregate number of shares which may be made subject to Stock Options. Such adjustments may be made by the Board of Directors or the Committee without receipt of consideration by the Company. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

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VII.      EXERCISE OF STOCK OPTIONS

          7.1  Time of Exercise.  A Stock Option shall become
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exercisable in accordance with Section 5.1, subject to Articles XI and
XII. Such times shall be set forth in the Option Agreement evidencing such Stock Option. A Stock Option shall expire, to the extent not exercised, five years after the date on which it was granted.

          7.2  Stock Restriction Agreement.  The Committee may provide
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that shares of Common Stock issuable upon the exercise of a Stock
Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant's term as a director of the Company. The acceleration of time or times at which a Stock Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

          7.3  Termination of Director Status Before Exercise.  If a
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Participant's term as a director of the Company shall terminate for any reason other than the Participant's death or disability, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his director status for a period of three months (but in no event beyond five years from the date of grant of the Stock Option). If the Participant's director status is terminated because the Participant dies while, or within three months after, serving as a director, or is disabled within the meaning of
Section 22(e)(3) of the Code, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his directorship for a period of twelve months (but in no event beyond five years from the date of grant of the Stock Option). If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

          7.4  Disposition of Forfeited Stock Options.  Any shares of
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Common Stock subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by the Participant but may be made subject to Stock Options granted to other Participants.

          7.5  Withholding of Tax.  To the extent required by
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applicable law and regulation, each Participant must arrange with the
Company for the payment of any federal, state or local income or other tax applicable to the Stock Option granted hereunder before the Company shall be required to deliver to the Participant a certificate for the shares purchased upon exercise of the Stock Option.

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VIII.     NO EFFECT UPON STOCKHOLDER RIGHTS

          Nothing in this Plan shall interfere in any way with the right of the stockholders of the Company to remove the Participant from the Board pursuant to the Delaware General Corporation Law and the Company's Certificate of Incorporation and Bylaws.

IX.       NO RIGHTS AS A STOCKHOLDER

          A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

X.        ASSIGNABILITY

          No Stock Option granted under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder. In the event of the Participant's death while, or within three months after, serving as a director, the Stock Option may be exercised to the extent then exercisable under the applicable Option Agreement by the personal representative of the Participant's estate or, if no personal representative has been appointed, by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution.

XI.       REORGANIZATION OR LIQUIDATION OF THE COMPANY

          In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provisions of Article XII do not apply, the members of the Board of Directors who are employees of the Company shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, the Stock Options granted hereunder. By way of

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illustration, and not by way of limitation, such board members may provide for the complete or partial acceleration of the dates of exercise of the Stock Options, or may provide that such Stock Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Stock Options (or the portion thereof that is currently exercisable) in cancellation thereof. Such board members may provide that Stock Options or other rights granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Options will expire. Any such determinations by such board members may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this Article XI shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.

XII.      CHANGE IN CONTROL

          12.1 Options.  In the event of a change in control of the
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Company as defined in Section 12.2, then members of the Board who are employees of the Company may, in their sole discretion, without obtaining stockholder approval, to the extent permitted in
Article XIII, take any or all of the following actions:
(a) accelerate the exercise dates of any outstanding Stock Options or make all such Options fully vested and exercisable; (b) grant a cash bonus award to any Participant in an amount necessary to pay the exercise price of all or any portion of the Stock Options then held by such Participant; (c) pay cash to any or all Participants in exchange for the cancellation of their outstanding Stock Options in an amount equal to the difference between the exercise price of such Stock Options and the greater of the tender offer price for the underlying Common Stock or the Fair Market Value of the Common Stock on the date of the cancellation of the Stock Options; and (d) make any other adjustments or amendments to the outstanding Stock Options.

          12.2 Definition.  For purposes of this Plan, a "change in
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control" shall be deemed to have occurred if (a) any "person" or
"group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934
Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or Mr. Michael Smith is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 33-1/3 of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved)

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cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

XIII.     AMENDMENT

          The Board may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall, without the approval of the stockholders of the Company,
(i) materially increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section 6.2), (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. Subject to the foregoing, the provisions of Article V of the Plan which set forth the number of shares of Common Stock for which Stock Options shall be granted, the timing of Stock Option grants and the Stock Option exercise price shall not be amended more than once every six (6) months other than to comport with changes in the Code, ERISA, or the rules thereunder.

XIV.      REGISTRATION OF OPTIONED SHARES

          The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the "Act"), or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Act and from the registration or qualification requirements of applicable state securities laws.

XV.       BROKERAGE ARRANGEMENTS

          The Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the shares acquired upon such exercise.

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XVI.      NONEXCLUSIVITY OF THE PLAN

          Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to Non-employee Directors, which the Company now has lawfully put into effect.

XVII.     EFFECTIVE DATE

          This Plan was adopted by the Board of Directors and became effective on March 9, 1992 and was approved by the Company's stockholder on March 16, 1992.

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